INVESCO EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED NOVEMBER 30, 2018 TO THE PROSPECTUS AND

STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 9, 2018, AS REVISED MAY 21, 2018, AS PREVIOUSLY SUPPLEMENTED, OF:

Invesco BRIC ETF

Invesco Raymond James SB-1 Equity ETF

Invesco Wilshire US REIT ETF

Effective on or around December 3, 2018, the Prospectus and Statement of Additional Information (“SAI”) are revised as follows:

The section titled “Additional Information About the Funds’ Strategies and Risks—Non-Principal Investment Strategies—Securities Lending” in the Prospectus is replaced with the following:

Securities Lending

Each Fund may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, each Fund receives liquid collateral equal to at least 102% (105% for international securities) of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

The first paragraph in the section titled “INVESTMENT STRATEGIES AND RISKS—Investment Risks—Lending Portfolio Securities” in the SAI is revised as follows:

Lending Portfolio Securities. From time to time, a Fund (as the Adviser shall so determine) may lend its portfolio securities (principally to brokers, dealers or other financial institutions) to generate additional income. Such loans are callable at any time and are secured continuously by segregated cash collateral equal to at least 102% (105% for international securities) of the market value, determined daily, of the loaned securities. A Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that the Adviser has determined are in good standing and when, in the Adviser’s judgment, the potential income earned would justify the risks.

The section titled “MANAGEMENT—Securities Lending Agents” in the SAI is deleted.

The section titled “MANAGEMENT—Securities Lending Arrangements” in the SAI is revised to add the following immediately after the heading “Securities Lending Arrangements”:

The Funds may participate in a securities lending program (the “Program”) pursuant to a securities lending agreement that establishes the terms of the loan, including collateral requirements. While collateral may consist of cash, U.S. Government securities, letters of credit, or such other collateral as may be permitted under such Funds’ investment policies, the Adviser currently accepts only cash collateral under the Program. Funds participating in the Program may lend securities to securities brokers and other borrowers. The Adviser renders certain administrative services to the Funds that engage in securities lending activities, which includes: (a) overseeing participation in the Program to ensure compliance with all applicable regulatory and investment guidelines; (b) assisting the securities lending agent or principal (the agent) in determining which specific securities are available for loan; (c) monitoring the agent to ensure that securities loans are effected in accordance with the Adviser’s instructions and with procedures adopted by the Board; (d) monitoring the creditworthiness of the agent and borrowers to ensure that securities loans are effected in accordance with the Adviser’s risk policies; (e) preparing appropriate periodic Board reports with respect to securities lending activities; (f) responding to agent inquiries; and (g) performing such other duties as may be necessary.

BNYM serves as the securities lending agent for the Program. Previously, Brown Brothers Harriman & Co. and Citibank N.A. served as securities lending agents for certain Funds participating in the Program. Prior to the Reorganization, the Predecessor Funds participated in a securities lending program.

Please Retain This Supplement For Future Reference.

P-PS-Trust I BRIC (EEB RYJ WREI) 113018